      Exhibit 99.1

Inphi Corporation Prices Offering of $200.0 Million of Convertible Senior Notes

SANTA CLARA, Calif. – Dec. 3, 2015 – Inphi Corporation (NYSE: IPHI) today priced $200.0 million aggregate principal amount of 1.125% convertible senior notes due 2020 (the “notes”) in a private placement to qualified institutional buyers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The size of the offering was increased from the previously announced $150.0 million aggregate principal amount. Inphi granted the initial purchasers of the notes a 13-day option to purchase up to an additional $30.0 million aggregate principal amount of notes on the same terms and conditions. The sale of the notes is scheduled to close on December 8, 2015, subject to satisfaction of customary closing conditions.

Inphi estimates that the net proceeds from this offering will be approximately $194.3 million, after deducting the initial purchasers’ discount and estimated offering expenses payable by Inphi, and assuming no exercise of the initial purchasers’ option to purchase additional notes. Inphi intends to use a portion of the net proceeds from the offering of the notes to pay the cost of certain capped call transactions (described below). Inphi intends to use the remainder of the net proceeds from the offering of the notes for general corporate purposes, including financing potential acquisitions and other strategic transactions. However, Inphi currently has no commitments with respect to any such acquisitions or other strategic transactions.

When issued, the notes will be unsecured, senior obligations of Inphi, and will pay interest semi-annually at a rate of 1.125% per year, and will not be redeemable prior to maturity. Prior to June 1, 2020, the notes will be convertible only under certain circumstances and during certain periods, and thereafter, at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. The initial conversion rate for the notes will be 24.8988 shares per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $40.16 per share, and will be subject to adjustment upon the occurrence of certain events. The initial conversion price represents a conversion premium of approximately 35.0% over the last reported sale price of $29.75 per share of Inphi’s common stock on The New York Stock Exchange on December 2, 2015. Inphi will settle conversions of the notes by paying or delivering, as the case may be, cash, shares of its common stock, or a combination of cash and shares of its common stock, at its election. In addition, holders may require Inphi to repurchase their notes upon the occurrence of a fundamental change (as defined in the indenture governing the notes) at a purchase price equal to the principal amount thereof plus accrued and unpaid interest to, but excluding, the repurchase date.

If the initial purchasers exercise their option to purchase additional notes, Inphi intends to use the resulting additional proceeds of the sale of the additional notes to pay the cost of entering into additional capped call transactions and for general corporate purposes, including financing potential acquisitions and other strategic transactions.

In connection with the pricing of the notes, Inphi entered into privately negotiated capped call transactions with certain of the initial purchasers and/or their affiliates (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Inphi’s common stock upon any conversion of the notes and/or offset the cash payments Inphi is required to make in excess of the principal amount upon conversion of the notes in the event that the market price of Inphi’s common stock is greater than the strike price of the capped call transactions, which initially corresponds to the initial conversion price of the notes or $40.16 per share, with such reduction subject to a cap based on the cap price of the capped call transactions. The cap price of the capped call transactions will initially be $52.06 per share, which represents a premium of approximately 75.0% over the last reported sale price of Inphi’s common stock on December 2, 2015, and is subject to certain adjustments under the terms of the capped call transactions. The cost of the capped call transactions will be approximately $15.5 million on the issuance of $200 million in notes, assuming no exercise of the initial purchasers’ option. If the option is exercised, then Inphi will purchase additional capped call coverage on the additional notes to be issued.

Inphi has been advised by the option counterparties that in connection with establishing their initial hedge of the capped call transactions, the option counterparties and/or their respective affiliates will enter into various derivative transactions with respect to Inphi’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Inphi’s common stock or the notes at that time, and could result in a higher effective conversion price for the notes.

In addition, Inphi has been advised by the option counterparties that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivative transactions with respect to Inphi’s common stock and/or purchasing or selling Inphi’s common stock in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Inphi’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the amount and value of the consideration that noteholders will receive upon conversion of the notes.

Morgan Stanley and J.P. Morgan are acting as joint book-running managers of this offering. Stifel is acting as lead manager and Needham & Company, Craig-Hallum Capital Group and Roth Capital Partners are acting as the co-managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. The notes and the shares of Inphi’s common stock issuable upon conversion of the notes, if any, have not been registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from such registration requirements.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected closing date of the offering and the intended use of net proceeds from the offering. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including risks related to whether Inphi will be able to satisfy the conditions required to close the sale of the notes and the fact that Inphi’s management will have broad discretion in the use of the proceeds from any sale of the notes, and other risks detailed from time to time in Inphi’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015. All forward-looking statements in this press release are based on information available to Inphi as of the date hereof, and Inphi does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Corporate Contact:

Kim Markle

Inphi

408-217-7329

kmarkle@inphi.com

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